UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2005

Cypress Communications Holding Co., Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	000-30401 (Commission File Number)	36-4166222 (IRS Employer Identification No.)

15 Piedmont Center, Suite 100
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)

(404) 869-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

      Effective as of May 3, 2005, Article 2, Section 2.3 of the Bylaws of Cypress Communications Holding Co., Inc. (the “Company”) was amended to eliminate the requirement that the annual stockholders’ meeting be held by June 30 of each year.

      The Company’s Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits.

      Exhibit 3.01 Amended and Restated Bylaws, effective as of May 3, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cypress Communications Holding Co., Inc. (Registrant)
By:	/s/Gregory P. McGraw
Gregory P. McGraw
President and Chief Executive Officer

Date: May 4, 2005

Exhibits

Exhibit No.	Description
3.01	Amended and Restated Bylaws, effective as of May 3, 2005